SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 5(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 5, 2010

RESOURCE HOLDINGS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53334	26-2809162
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

11753 Willard Avenue
Tustin, CA  92782
(Address of Principal Executive Offices)

(714) 832-3249
(Issuer Telephone number)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

Between March 2010 and September 2010, Resource Holdings, Inc. (the “Company”) issued 10% promissory notes due November 30, 2010 with an aggregate principal amount of $662,500 (the “Notes”) to various accredited investors in private placement transactions.

On December 5, 2010, within the five-day grace period provided under the terms of the Notes, the Company received amendments from each of the holders of the Notes (the “Note Amendments”), pursuant to which the maturity date of the Notes were extended from November 30, 2010 to June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Holdings, Inc.

By:	/s/ Michael Campbell
Michael Campbell
Chief Executive Officer and President

Dated:  December 9, 2010